UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2013

IDLE MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54736	26-2818699
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

216 S. Centre Avenue Leesport, PA		19533
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(484) 671-2241

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.        Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 3, 2013, Idle Media, Inc. (the “Company”) determined that there were accounting errors in its financial statements from fiscal years 2010 and 2011 as well as its second and third quarters of fiscal year 2012. The errors relate to amounts previously consolidated under ASC 810-10-45-16, “Variable Interest Entity” and include revenues and expenses incorrectly allocated to Zoeter, LLC (f/k/a Idle Media, LLC), the Company's majority shareholder which is owned by Marcus Frasier, Chief Executive Officer and President of the Company, that instead should have been allocated to DatPiff, LLC, the Company's wholly-owned subsidiary.  In light of these accounting errors, the Company determined that Zoeter, LLC did not constitute a variable interest entity requiring consolidation under ASC 810-10-45-16.  As a result, the Company has concluded that those previously issued financial statements should no longer be relied upon. As soon as practicable, the Company expects to file an amendment to its Form 10 containing restated audited financial statements from fiscal years 2010 and 2011 and restated unaudited interim financial statements for its second and third quarters of fiscal year 2012, as well as an amendment to its Form 10-Q for the quarterly period ended June 30, 2012 containing restated unaudited interim financial statements for such quarter. The Company expects to file its Annual Report on Form 10-K for the fiscal year ended September 30, 2012 and its Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2012 as promptly as practicable thereafter.

The Company initially filed its Form 10 reporting Zoeter, LLC as a variable interest entity. In connection with the review of the Form 10 by the Securities and Exchange Commission, the Company determined that it is no longer able to conclude that Zoeter, LLC constitutes a variable interest entity, necessitating the restatement of its financial statements referenced above. It was noted while reviewing historical information that revenues recorded by Zoeter, LLC were derived by DatPiff, LLC’s website and were therefore properly allocable to DatPiff, LLC.  Once the Company determined that revenues recorded by Zoeter, LLC were properly allocable to DatPiff, LLC, the Company noted that Zoeter, LLC had little activities requiring subordinated financial support.  The Company thus concluded that Zoeter, LLC did not constitute a variable interest entity and should no longer be consolidated with the Company.

Zoeter, LLC created www.datpiff.com in 2008 and subsequently transferred the website to DatPiff, LLC on March 15, 2009.  However, after the transfer date, Zoeter, LLC continued to receive cash generated by, and make cash disbursements related to, the datpiff.com website because the bank and PayPal accounts connected with www.datpiff.com were owned by Zoeter, LLC.  Zoeter, LLC then recorded cash receipts and disbursements as revenues and expenses within its ledger when in fact such revenues and expenses should have been allocated to DatPiff, LLC.

The Company has analyzed the transactions beginning March 15, 2009 (the date of transfer of www.datpiff.com to DatPiff, LLC) through June 30, 2012 to determine which revenues are allocable to DatPiff, LLC based on which entity’s property generated the revenues.  Additionally, because of the extent to which the Company, Zoeter, LLC and DatPiff, LLC share assets in operating their respective businesses, it is impracticable for the Company to attribute the expenses generated by the respective entities or the shared portion of the expenses.  Accordingly, the Company is basing its allocation of expenses on the percent of revenues generated by the specific website and the owner of the website.

The Company will record the allocated revenues and expenses from Zoeter, LLC within its income statement with a corresponding adjustment to the receivable from Zoeter, LLC.  The existing receivable from Zoeter, LLC was previously eliminated during consolidation.  Additionally, the Company determined that while Zoeter, LLC is legally obligated to repay the receivables, Zoeter, LLC does not currently have the means of generating additional revenues or the ability to repay the outstanding receivable.  As of April 23, 2012, Zoeter, LLC transferred ownership of its remaining websites to the Company.  Since Zoeter, LLC is considered a related party, the Company has recorded the receivables from Zoeter, LLC as a reduction in stockholders’ equity in accordance with ASC 310-10-S99-3 (SAB Topic 4.G) and Rule 5-02.30 of Regulation S-X.

As a result of the restatement, the Company expects to report the following balance sheet adjustments.  The Company estimates that receivables of $1,077,000 from Zoeter, LLC are being recorded as a reduction of stockholders’ equity.

	September 30, 2010
		Anticipated
	As previously	Restatement
	reported	Amount	As restated
Cash	$461,404	$(33,262)	$428,142
Total current assets	$673,811	$(31,181)	$642,630

Total current liabilities	$365,469	$(30,374)	$335,095

Total stockholders' equity	$408,037	$(807)	$407,230

	September 30, 2011
		Anticipated
	As previously	Restatement
	reported	Amount	As restated
Cash	$1,123,895	$(3,219)	$1,120,676
Total current assets	$1,406,766	$6,663	$1,413,429

Total current liabilities	$839,807	$(59,772)	$780,035

Total stockholders' equity	$649,196	$66,435	$715,631

	March 31, 2012
		Anticipated
	As previously	Restatement
	reported	Amount	As restated
Cash	$954,886	$(7,157)	$947,729
Total current assets	$1,148,755	$(7,157)	$1,141,598

Total current liabilities	$579,533	$(43,537)	$535,996

Total stockholders' equity	$644,246	$36,380	$680,626

	June 30, 2012
		Anticipated
	As previously	Restatement
	reported	Amount	As restated
Cash	$809,675	$(10,676)	$798,999
Total current assets	$1,013,370	$(10,676)	$1,002,694

Total current liabilities	$575,733	$(45,281)	$530,452

Total stockholders' equity	$516,199	$34,605	$550,804

In addition, the following tables set forth consolidated statements of operations and cash flow data, aggregated for the period covered by the restatement (fiscal year 2010 through the third quarter of fiscal year 2012), and the expected adjustments thereto as a result of the restatement:

	Aggregate Statement of Operations Data (FY 2010 through June 30, 2012)
		Anticipated
	As previously	Restatement
	reported	Amount	As restated
Revenues	$7,984,392	$(179,693)	$7,804,699
Total operating expenses	$6,117,693	$(14,876)	$6,102,817

Net income	$1,866,699	$(164,817)	$1,701,882

	Aggregate Statement of Cash Flows Data (FY 2010 through June 30, 2012)
		Anticipated
	As previously	Restatement
	reported	Amount	As restated
Net cash provided by operating activities	$1,886,797	$(958,888)	$927,909
Net cash used in financing activities	$(1,010,363)	$1,010,363	$--

Net increase in cash	$727,080	$1,225	$728,305

Management is continuing to assess the Company’s internal control over financial reporting and its disclosure controls and procedures, and expects to report material weakness in its internal control over financial reporting through June 30, 2012 due to its failure to analyze the source of its revenues and expenses, resulting in revenues and expenses related to www.datpiff.com and allocable to DatPiff, LLC being recorded instead by Zoeter, LLC.  Subsequent to that date, the Company has created schedules that enable it to accurately track cash receipts by customer, invoice and time period.  The Company’s principal accounting officer reviews invoices produced by the Company to determine the correct revenue-generating entity and confirm that the related revenues are accurately recorded.  Additionally, the Company has transferred ownership of the PayPal account linked to www.datpiff.com from Zoeter, LLC to the Company to ensure that cash receipts are delivered to the appropriate entity.  Management will fully report its conclusion on internal control over financial reporting and disclosure controls and procedures upon completion of the restatement process.

The Board of Directors and management of the Company have discussed the matters disclosed herein with the Company's independent registered public accounting firm, De Joya Griffith & Company, LLC.

Consistent with the Company’s disclosure in its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2012, the Company has determined not to amend its annual reports on Form 10-K for fiscal years 2010 and 2011, as the restated audited financial statements from fiscal years 2010 and 2011 will be included in the amendment to the Company’s Form 10, or quarterly reports on Form 10-Q with respect to quarterly periods from such fiscal years.  The Company cautions investors not to rely upon the previously issued financial statements contained in these filings, although the Company may be subject to potential liability under the federal securities laws due to accounting errors in the financial statements contained in these filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

February 20, 2013	IDLE MEDIA, INC.

	By:	/s/ Raphael P. Haddock
		Name:	Raphael P. Haddock
		Title:	Chief Financial Officer